Exhibit 99.1

Investor Visits with PACW Management September, 2010 Century City, California 1

September 2010 Investor Visits with PACW Management 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

September 2010 Investor Visits with PACW Management 3 NASDAQ Symbol PACW Fully Diluted Shares 36.7 Million* Market Capitalization $645 Million ** Average Volume 249,741 shares per day ** Dividends Per Share $0.04 per year (0.20% yield) ** (Annualized) Analyst Coverage Collins Stewart LLC FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Macquarie Securities Group B. Riley & Co RBC Capital Markets Sandler O’Neill + Partners Soleil Securities Sterne Agee & Leach, Inc. Wunderlich Securities * Common and unvested restricted shares less treasury shares as of 8/3/10 ** As of September 3, 2010 Stock Summary

PacWest Bancorp September 2010 Investor Visits with PACW Management 4 Overview, Operating Principles and Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

September 2010 Investor Visits with PACW Management 5 Source: Company Filings * See “Non-GAAP Measurements” slide. Commercial Banking Focus in Southern California $5.2 Billion in Assets at June 30, 2010 – Pro Forma $6.0 Billion after Los Padres Acquisition 82 Full-Service Offices: 76 in Southern California, 3 in Arizona and 3 in the Bay Area Low Risk Profile Strong Capital Levels* Proven Operating Model Generates Earnings For the Second Quarter of 2010 NIM 4.85% Loan yield 6.56% Deposit cost 0.66% Efficiency Ratio 61.4% June 30, 2010 Non Performing Assets at Manageable Levels Non-Covered NPA Ratio – 4.14% Credit Loss Allowance to Net Non-Covered Loans – 2.93% Experienced Acquirer 22 Bank and Finance Company Acquisitions, Including 3 FDIC-Assisted Deals Acquisitions Augment Organic Growth Overview as of 6/30/10 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $ 458.1 8.94% $ 12.48 Company - GAAP $ 486.6 9.44% $ 13.25 Bank - Tangible* $ 544.8 10.66% n/a Bank - GAAP $ 573.2 11.15% n/a

September 2010 Investor Visits with PACW Management 6 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses

September 2010 Investor Visits with PACW Management 7 2010 Objectives Continued Focus on Credit Serve the Best and Largest Customers Grow Core Deposit Balances Maintain Net Interest Margin Acquisitions

PacWest Bancorp September 2010 Investor Visits with PACW Management 8 Overview, Operating Principles and Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

2010 Highlights Q110 Classified Loan Sale Reduces classified and nonaccrual loans and improves credit metrics July 1, 2010 Loan Portfolio Purchase Improves net interest margin Enhances profitability August 20, 2010 Los Padres Acquisition Adds 14 banking offices Extends franchise into the Central Coast of California September 2010 Investor Visits with PACW Management 9

 The Loan Sale Reduced Concentrations and Improved Credit Quality On February 23, 2010, we sold $324 million of adversely classified non-covered loans for cash of $201 million on a non-recourse, servicing released basis. The loans sold included Nonaccrual loans of $109 million TDRs of $105 million 33% of our commercial construction portfolio 31% of our residential construction portfolio 22% of our hospitality loan portfolio 5% of our commercial real estate portfolio 24% of our residential real estate portfolio September 2010 Investor Visits with PACW Management 10

Loan Portfolio Purchase September 2010 Investor Visits with PACW Management 11 On July 1, 2010, we purchased a $234.1 million portfolio of 225 performing loans secured by Southern California real estate for a cash price of $228.3 million. Such loans have a weighted-average coupon interest rate of 6.15% and a weighted average maturity of 4.6 years. These loans were part of the Foothill Independent Bank loan portfolio that we acquired when we completed the Foothill Independent Bancorp acquisition in May 2006. In March 2007, we sold a 95% participating interest in these loans for cash and continued to service them and maintain the borrower relationships. A summary by type of the loans purchased follows: These loans are expected to increase our net interest margin by 30 to 35 basis points. July 1, 2010 (In thousands) Office building and light industrial 151,958 $ Retail 47,968 Commercial owner-occupied 16,757 Other commercial 12,476 Residential 2,685 Hotel 1,797 Commercial land 497 Total loans purchased 234,138 $

The Los Padres Acquisition Closed on August 20, 2010 Added $823 million in assets and 14 offices Franchise expanded into the Central Coast of California $600 million in assets are covered by loss sharing with the FDIC FDIC absorbs 80% of losses Systems conversion scheduled for December 3 Bid data 0.45% deposit premium No asset discount or premium 80% loss share on all loan categories Valuation of assets and liabilities in process No gain expected Goodwill to be recorded FHLB advances repaid on August 23 Time deposit rates reduced to legacy Bank posted rates on September 1 September 2010 Investor Visits with PACW Management 12

PacWest Bancorp September 2010 Investor Visits with PACW Management 13 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Velocity of New Non-Covered Nonaccruals Has Slowed Investor Visits with PACW Management 14 September 2010 (In millions) Q308 $17.7 Q408 $44.8 Q109 $99.8 Q209 $57.5 Q309 $85.0 Q409 $120.4 Q110 $18.1 Q210 $25.2 Volume of New Nonaccrual Loans 140 120 100 80 60 40 20 0 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Quarter New Nonaccrual Loans $

September 2010 Investor Visits with PACW Management 15 Non-Covered Nonaccrual Loans As a % of As a % of Loan Category Loan Category Balance Loan Category Balance (Dollars in Thousands) SBA 504 22.6% 21,359 $ 18.7% 18,462 $ SBA 7(a) and Express 20.7% 7,134 20.9% 7,543 Residential construction 1.6% 470 6.8% 2,957 Commercial real estate 2.1% 38,428 1.6% 29,979 Commercial construction 1.8% 1,493 1.4% 2,125 Commercial 1.8% 12,188 1.3% 8,635 Commercial land 0.0% - 0.0% - Residential other 0.5% 623 1.8% 1,725 Residential land 68.3% 24,625 54.4% 24,966 Residential multi-family 0.5% 879 0.6% 910 Other, including foreign 1.9% 1,084 4.6% 2,618 3.4% 108,283 $ 3.1% 99,920 $ (1) Excludes covered loans acquired from the Affinity acquisition. Nonaccrual Loans (1) June 30, 2010 March 31, 2010

Nonaccrual Loan Details At June 30, 2010, approximately 70% of nonaccrual loans were represented by: SBA-related loans of $28.5 million Two loans collateralized by land in Ventura County, California totaling $26.2 million Two unrelated loans totaling $16.9 million secured by out-of-state shopping centers Two unrelated hotel-secured loans totaling $4.5 million September 2010 Investor Visits with PACW Management 16

September 2010 Investor Visits with PACW Management 17 Non-Covered Real Estate Mortgage Exposure Number Average of Loan Loan Category Amount Loans Balance Commercial real estate mortgage: Retail $ 386,132 223 $ 1,732 Industrial/warehouse 326,002 336 970 Office buildings 305,843 243 1,259 Owner-occupied 279,428 377 741 Hotels and other hospitality 172,122 51 3,375 Other 482,186 240 2,009 Total commercial real estate mortgage 1,951,713 1,470 1,328 Residential real estate mortgage: Mixed use 89,506 26 3,443 Multi-family 72,434 79 917 Single family owner-occupied 72,292 372 194 Single family nonowner-occupied 43,386 103 421 Total residential real estate mortgage 277,618 580 479 Total gross non-covered real estate mortgage loans $ 2,229,331 2,050 1,087 June 30, 2010 (Dollars in thousands)

September 2010 Investor Visits with PACW Management 18 Non-Covered Construction Loan Exposure At June 30, 2010 (In thousands) Commercial Construction Owner occupied 3,548 $ Office building 5,519 Industrial/warehouse 12,293 Retail 21,942 Self storage 9,211 Land acquisition 9,439 Unimproved land 31,952 Other 23,324 Total commercial construction 117,228 Residential Construction Unimproved residential land 47,443 Residential multi-family 25,518 Residential land acquisition and development 3,228 Residential nonowner-occupied single family 764 Total residential construction 76,953 Total construction 194,181 $

September 2010 Investor Visits with PACW Management 19 Non-Covered Loan Charge-Off History Source: Company Filings

September 2010 Investor Visits with PACW Management 20 Non-Covered Other Real Estate Owned June 30, December 31, Property Type 2010 2009 (In thousands) Improved residential land $ 3,181 $ 7,514 Commercial real estate 17,285 28,478 Single family residence 4,057 7,263 Total non-covered OREO $ 24,523 $ 43,255

PacWest Bancorp September 2010 Investor Visits with PACW Management 21 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

September 2010 Investor Visits with PACW Management 22 Non Interest-Bearing Deposits to Total Deposits at Period End * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source *

Strong Net Interest Margin Versus Peers September 2010 Investor Visits with PACW Management 23 Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL Data Source

PacWest Bancorp September 2010 Investor Visits with PACW Management 24 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

September 2010 Investor Visits with PACW Management 25 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. Source: Company Filings Average Branch Size Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency

PacWest Bancorp September 2010 Investor Visits with PACW Management 26 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Acquisition Strategy September 2010 Investor Visits with PACW Management 27 Banks Similar Strategic Focus Market Expansion In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement FDIC-Assisted Transactions Strategic vs. Financial Market Expansion Deposit Structure Proximity to Existing Offices New Customer Relationships

The Los Padres Acquisition Closed on August 20, 2010 Added $823 million in assets and 14 offices Franchise expanded into the Central Coast of California $600 million in assets are covered by loss sharing with the FDIC FDIC absorbs 80% of losses Systems conversion scheduled for December 3 Bid data 0.45% deposit premium No asset discount or premium 80% loss share on all loan categories Valuation of assets and liabilities in process No gain expected Goodwill to be recorded FHLB advances repaid on August 23 Time deposit rates reduced to legacy Bank posted rates on September 1 September 2010 Investor Visits with PACW Management 28

Los Padres – Assets Acquired and Liabilities Assumed September 2010 Investor Visits with PACW Management 29 Acquisition Date Balances (In thousands) Cash and interest-bearing deposits 26,480 $ Cash received from FDIC 144,000 Government and agency securities 33,241 FHLB stock 10,647 Loans Commercial real estate 215,899 Construction and land 86,418 Multi-family residential 56,552 Single-family residential 107,440 Commercial and industrial 42,920 Consumer and other 42,177 Total loans 551,406 Other real estate owned 48,295 Other assets 8,836 Total assets 822,905 $ Demand 155,771 $ Time 595,643 Total deposits 751,414 FHLB advances 70,001 Other liabilities 1,490 Total liabilities 822,905 $ Demand, interest-bearing demand, money market and savings

The Affinity Acquisition Closed on August 28, 2009 Systems Converted on December 5, 2009 Added $1.2 Billion in Assets and 10 Offices $631.5 Million of Assets are Covered by Loss Sharing with the FDIC FDIC Absorbs 80% of Losses on the First $234 million and 95% of Losses Exceeding $234 million Increased Capital by $38.9 Million September 2010 Investor Visits with PACW Management 30

Affinity Covered Assets – Totals and Non-performing September 2010 Investor Visits with PACW Management 31 Source: Company Filings Affinity Covered Assets June 30, 2010 March 31, 2010 (In thousands) Loans, net 552,912 $ 591,669 $ Investment securities 50,771 51,061 Other real estate owned 27,787 25,403 Total covered assets 631,470 $ 668,133 $ June 30, 2010 (In thousands) Covered nonaccrual loans $ 129,188 Covered OREO 27,787 Total covered nonperforming assets $ 156,975 Covered restructured performing loans $ 28,249

Affinity Covered Loans and Accretable Yield Investor Visits with PACW Management 32 September 2010 June 30, December 31, 2010 2009 Covered loans, gross 673,493 $ 742,535 $ Less: discount (82,703) (102,849) Covered loans, net of discount 590,790 639,686 Less: allowance for loan losses 37,878 18,000 Covered loans, net 552,912 $ 621,686 $ (In thousands) Carrying Amount of Covered  Accretable Loans Yield (In thousands) Balance as of January 1, 2010 $ 621,686 $ (226,446) Accretion 23,224 23,224 Payments received (62,448) -Decrease in expected cash flows - 16,307 Provision for loan losses (29,550) -Balance as of June 30, 2010 $ 552,912 $ (186,915)

PacWest Bancorp September 2010 Investor Visits with PACW Management 33 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

September 2010 Investor Visits with PACW Management 34 Stock Performance vs. Indices Data Through 9/1/2010

Regulatory and Tangible Capital September 2010 Investor Visits with PACW Management 35 June 30, 2010 Capitalized Western Bancorp Tier 1 leverage capital ratio 5.00% 10.42% 10.76% Tier 1 risk-based capital ratio 6.00% 14.48% 14.89% Total risk-based capital ratio 10.00% 15.76% 16.17% Tangible common equity ratio N/A 10.66% 8.94% PacWest Requirement Bank Consolidated Well Pacific

PacWest Bancorp September 2010 Investor Visits with PACW Management 36 Overview, Operating Principles & Objectives Highlights Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Strong Franchise Value September 2010 Investor Visits with PACW Management 37 * Source: SNL Data Source 8th Largest Publicly Traded CA Bank* 14th Largest Commercial Bank in California out of 292 Largest Independent Bank in San Diego County California Footprint from the Central Coast to throughout Southern California 82 Branches: 76 in Southern California, 3 in Arizona and 3 in the Bay Area Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality

September 2010 Investor Visits with PACW Management 38 Attractive Southern California Footprint Pacific Western Bank Former Los Padres Bank

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios September 2010 Investor Visits with PACW Management 39

Non-GAAP Measurements September 2010 Investor Visits with PACW Management 40 Source: Company Filings June 30, March 31, June 30, Non GAAP Measurements 2010 2010 2009 (Dollars in thousands) PacWest Bancorp Consolidated Stockholders' equity 486,585 $ 474,844 $ 464,097 $ Less: intangible assets 28,448 30,872 35,417 Tangible common equity 458,137 $ 443,972 $ 428,680 $ Total assets 5,153,682 $ 5,203,217 $ 4,476,236 $ Less: intangible assets 28,448 30,872 35,417 Tangible assets 5,125,234 $ 5,172,345 $ 4,440,819 $ Equity to assets ratio 9.44% 9.13% 10.37% Tangible common equity ratio (1) 8.94% 8.58% 9.65% Pacific Western Bank Stockholder's equity 573,227 $ 559,909 $ 510,086 $ Less: intangible assets 28,448 30,872 35,417 Tangible common equity 544,779 $ 529,037 $ 474,669 $ Total assets 5,141,150 $ 5,192,003 $ 4,468,870 $ Less: intangible assets 28,448 30,872 35,417 Tangible assets 5,112,702 $ 5,161,131 $ 4,433,453 $ Equity-to-assets 11.15% 10.78% 11.41% Tangible common equity ratio (1) 10.66% 10.25% 10.71% (1) Calculated as tangible common equity divided by tangible assets.

PacWest Bancorp 10250 Constellation Boulevard Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO 310.728.1020 310.728.1021 September 2010 Investor Visits with PACW Management 41

September 2010 Investor Visits with PACW Management 42